UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND III

ANNUAL REPORT

Ninety One Global Franchise Fund

(Previously Investec Global Franchise Fund)

Ninety One Emerging Markets Equity Fund

(Previously Investec Emerging Markets Equity Fund)

OCTOBER 31, 2020

INVESTMENT ADVISER:

NINETY ONE NORTH AMERICA, INC.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-IAM-USA1; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2020 (UNAUDITED)

Ninety One Global Franchise Fund – Annual Review – October 31, 2019 to October 31, 2020.

Fund performance

The Fund outperformed its MSCI ACWI benchmark over the period. Global Franchise defensive alpha signature during the period of significant volatility in the first quarter was responsible for the bulk of outperformance over the year. Exposure to the less economically sensitive names which sell staple products, those companies with recurring revenue streams unlikely to be significantly impacted by a recession or a population ‘lockdown’, as well as steady healthcare names, all contributed to the portfolio being well placed as equity investors shifted away from cyclical sectors towards defensive spaces as the global economic outlook worsened.

Specifically, The Fund’s overweights in software companies Microsoft and ASML, and financials Moody’s and S&P contributed to relative returns, as did gaming company NetEase, which benefited from greater demand during lockdowns. Zero weightings toward energy and banks – notable laggards – also aided performance.

More negatively, our stock picking in both consumer discretionary and consumer staples weighed on returns. Two travel-related stocks – Amadeus and Booking Holdings – were directly impacted by COVID-19. Drinks company Anheuser-Busch InBev also detracted, and we have now sold out of this position.

In recent months, the Fund has lagged the recovery and the recent market rotation towards more value and cyclical stocks. This is not unexpected given the market environment and the strategy’s high conviction focus on quality.

In the third quarter of 2020 the market continued to reward the high growth names that had performed well in the previous three months, especially those that benefited from a working-from-home environment. During this period the market sought growth seemingly at any price. Our purist quality focus steers us away from growth stocks where top line growth does not translate into actual Free Cash Flow growth or sustained levels of profitability, where balance sheets are stretched and where valuations are expensive. Some of our highest structural growth names like Intuit and ASML did well, but the defensive names that had helped in the March sell-off lagged during the rebound (especially health care and consumer staples companies such as Roche, Johnson & Johnson and Philip Morris). Not holding COVID-beneficiary Amazon, as well as Apple and Tesla, which both saw strong runs, also hurt relative performance.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2020 (UNAUDITED)

Outlook:

We remain comfortable with the balance and positioning of the portfolio. The quality characteristics we seek remain attractive, as do relative valuations versus the wider market, and the companies we own have invested substantially to future-proof their business models, with significant exposure to key long-term trends such as data, digital transformation, nutrition, wellness and climate change. The reflation trade can be short-lived if driven more by sentiment than fundamentals and not supported by long-term sustainable growth. This has been the case on several occasions historically and current uncertainty again gives us reason for caution. Our Quality approach has a proven ability to outperform over the long term through different market conditions, and we maintain conviction in this approach.

As ever, rather than attempt to make top-down forecasts, our assessment of the macro and market environment is typically made at the underlying stock level. We continue to diligently analyse companies’ abilities to navigate these uncertain times, assessing their ability to emerge from the crisis in positions of competitive strength. We believe that over the long term, those companies with enduring competitive advantages, strong balance sheets, lower cyclicality, and sustainable cash generation are best placed to compound shareholder wealth over the long term and are well suited to the current uncertain environment.

Clyde Rossouw, Co-Head of Quality and Portfolio Manager

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Investec Asset Management’s (‘Investec’) judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Investec’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Investec as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Investec’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2020 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One Global Franchise Fund, I Shares, versus the MSCI All Country World Index (Net).

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2020
	1 Year	Inception to Date*
I Shares*	6.77%	8.25%
A Shares (without sales charge)**	6.54%	7.42%
A Shares (with sales charge)**	0.41%	4.40%
MSCI All Country World Index (Net)	4.89%	4.98%

*

Fund commenced operations on December 11, 2017. The graph is based on I Shares only; Performance for A Shares would have been lower due to a maximum front-end sales charge of 5.75% and differences in fee structures.

**	Commenced operations on September 28, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020 (UNAUDITED)

Ninety One Emerging Market Equity Fund – Annual Review – October 31, 2019 to October 31, 2020.

Fund performance

The last twelve months have been dominated by the global pandemic. During this time the Fund has underperformed the MSCI Emerging Markets Index. Of the four factors, ‘Technicals’, ‘Earnings’, ‘Strategy’ performed well, but ‘Value’ detracted from relative returns. Overall, the 4Factor screen added to relative returns over an incredibly volatile period as the world dealt with the coronavirus pandemic.

Among the negative contributors, stocks in countries that felt the deepest impact from the pandemic hurt returns. Exposure to Brazil and India dampened returns, due to poor handling of the crisis and economically damaging lockdowns respectively. Stock picking was a key negative driver, with our more cyclically-sensitive selections, including oil company Petroleo Brasileiro, Banco do Brasil and holding company Itausa detracting thanks to the sell off, lockdowns, the oil glut, local currency devaluation and economic factors. In India, Shriram Transport Finance suffered as rumours of a capital increase surfaced after a report in the Indian financial press led to concerns about the extent of the company’s loan losses.

Austrian bank Erste suffered from the contagion of a second wave of the virus which drove weakness into results. Even though second-quarter results were not as bad as feared, the net interest margin (NIM) guidance disappointed. There was also the question about dividend resumptions, which was an issue across the financial sector. However, our underweight allocation to financials did help protect the portfolio from some of that weakness.

Consumer sectors paint a more mixed picture, with country-specific factors key to determining outcomes. Brazilian beer company Ambev detracted due to weak beer volumes overall. While volumes in the second quarter have recently recovered, the visibility of a sustainable improvement in volumes is low amid a weaker macro environment in Brazil. Costs remain a headwind, especially with approximately 50% of costs being exposed to Brazilian real’s depreciation. We have therefore exited the position. Baijiu producer Wuliangye Yibin contributed after first-half results met expectations. The high-end baijiu inventory levels have normalised following the pandemic and the wholesale price is showing some strength, which suggests solid demand heading into the traditional peak season.

Not owning Meituan Dianping, Chinese e-commerce platform, hurt returns as its sales and services prospered during lockdown.

THE ADVISORS’ INNER CIRCLE FUND III	EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020 (UNAUDITED)

Power tool maker Techtronic Industries added to returns as the stock outperformed after revenues beat consensus expectations, while its gross profit margin continued to expand and earnings showed significant growth year on year. Owning Chinese infant formula maker China Feihe also lifted returns, having been a successful investment since its IPO last November. After strong outperformance, we decided to take profits and exit the position.

The key positive stories included strong stock picking in Taiwan, and the semiconductor subsector which were the top country and sector contributors respectively. Taiwanese semiconductor stocks rallied as the potential beneficiaries of US restrictions on Chinese tech giant Huawei, which designs its own and buys chips. These restrictions create the potential for competitors to gain market share, but conversely a loss of customer in Huawei. MediaTek reported better monthly sales that implied third-quarter revenues would be better than expected, suggesting that the company’s other customers would make up for any loss of revenues from the ban. Novatek rallied after positive sales in August and indications of tightness in the display driver integrated circuit market. In addition, reports of tight leading-edge capacity to offset any Huawei demand shortfall bodes well for upcoming earnings and guidance from Taiwan Semiconductor. As a result, these stocks performed well over the quarter and September.

Finally, a core beneficiary of global lockdowns was Kakao, the dominant individual messaging platform in Korea. The company benefitted from increased demand for online services during the lockdown, and also from better sentiment towards its position as an online advertising player. As such, it was our top stock performer.

Outlook

Narrow market leadership defined emerging market equity performance in 2020, both from a sector and regional perspective. Only three out of the 26 regional markets and four of the 11 sectors delivered positive performance. As the market’s focus turns to recovery, the broadening out of market performance seen in the third quarter could continue in 2021. As well as seeing a recovery in economies hardest hit by the pandemic, there could be less divergence between quality growth and value returns. This is supported by earnings, with some cyclical sectors showing better operating momentum.

However, we believe there will be a lot of near-term market volatility over issues such as the US presidential handover, the vaccine introduction and spikes in COVID cases. In the second half of 2021, we expect the markets to settle more as the world turns its focus to a post-COVID world and the nitty gritty of how

THE ADVISORS’ INNER CIRCLE FUND III	EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020 (UNAUDITED)

companies and countries are really faring. This should be a conducive environment for stock pickers like ourselves.

However, investors should expect some volatility to remain in 2021 around the US presidential handover, the vaccine introduction and spikes in COVID cases, while debt overhangs and rising populism are obstacles for some emerging markets. The pandemic has overshadowed some positive developments in emerging markets, which show continued progress on promised reforms as well as new commitments around carbon neutrality. 2021 presents an opportunity for the market to focus on such individual developments that will be key to returns next year and beyond.

In our view, 2021 represents some uncertainties, but also significant opportunities for investors as the world begins to see past the pandemic. We expect a much more normalised market environment after the seesaw of 2020 with broader market leadership, which should be supportive of balanced approaches such as 4Factor. We believe that with such normalisation markets should again start to appreciate company fundamentals.

Archie Hart, Portfolio Manager

Definition of the Comparative Index

The MSCI Emerging Markets Equity Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Investec Asset Management’s (‘Investec’) judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Investec’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Investec as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Investec’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One Emerging Markets Equity Fund, I Shares, versus the MSCI Emerging Markets Equity Index (Net).

	TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2020
	1 Year	Inception to Date*
I Shares*	5.32%	6.60%
A Shares (without sales charge)*	5.09%	6.37%
A Shares (with sales charge)*	-0.93%	3.14%
MSCI Emerging Markets Equity Index (Net)	8.25%	8.33%

*

Fund commenced operations on November 28, 2018. The graph is based on I Shares only; Performance for A Shares would have been lower due to a maximum front-end sales charge of 5.75% and differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2020

Sector Weightings (unaudited) †:

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.0%

	Shares	Value

CHINA — 2.0%
NetEase ADR	23,442	$2,034,531

GERMANY — 3.3%
Beiersdorf	31,564	3,299,385

NETHERLANDS — 4.4%
ASML Holding	12,143	4,396,645

SOUTH KOREA — 1.8%
Samsung Electronics GDR	1,421	1,772,024

SWITZERLAND — 8.4%
Nestle	37,230	4,190,158
Roche Holding	13,092	4,214,613

		8,404,771

UNITED KINGDOM — 7.0%
Reckitt Benckiser Group	31,710	2,782,987
St. James’s Place	150,979	1,755,057
Unilever	44,146	2,508,925

		7,046,969

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 67.1%
Communication Services — 4.5%
Electronic Arts *	23,514	$2,817,682
Fox	66,563	1,765,251

		4,582,933

Consumer Discretionary — 4.5%
Booking Holdings *(a)	2,784	4,517,040

Consumer Staples — 7.8%
Altria Group	23,601	851,524
Estee Lauder, Cl A	16,690	3,666,125
Philip Morris International (a)	46,529	3,304,490

		7,822,139

Financials — 14.0%
Charles Schwab	64,283	2,642,674
FactSet Research Systems	7,500	2,298,750
Moody’s	22,493	5,913,410
S&P Global	10,074	3,251,182

		14,106,016

Health Care — 8.1%
Becton Dickinson	10,414	2,406,988
ICON *	12,703	2,290,351
Johnson & Johnson	25,324	3,472,173

		8,169,512

Information Technology — 28.2%
Autodesk *	8,459	1,992,433
Check Point Software Technologies *	23,837	2,706,930
Intuit	12,021	3,782,768
Microsoft	33,602	6,803,397
VeriSign *	25,420	4,847,594
Visa, Cl A (a)	44,997	8,176,405

		28,309,527

		67,507,167

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
Total Common Stock (Cost $84,019,993)		$94,461,492

Total Investments— 94.0% (Cost $84,019,993)		$94,461,492

Percentages are based on Net Assets of $100,523,573.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$2,034,531	$—	$—	$2,034,531
Germany	—	3,299,385	—	3,299,385
Netherlands	—	4,396,645	—	4,396,645
South Korea	1,772,024	—	—	1,772,024
Switzerland	—	8,404,771	—	8,404,771
United Kingdom	—	7,046,969	—	7,046,969
United States	67,507,167	—	—	67,507,167

Total Investments in Securities	$71,313,722	$23,147,770	$—	$94,461,492

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020

Sector Weightings (unaudited) †:

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.7%

	Shares	Value

BRAZIL — 3.3%
Banco do Brasil	57,629	$297,340
Engie Brasil Energia	45,085	311,123
Petroleo Brasileiro ADR	73,983	490,507
Vale ADR, Cl B	70,918	749,603

		1,848,573

CHINA — 45.7%
Alibaba Group Holding *	162,236	6,160,997
Anhui Conch Cement, Cl H	77,000	482,158
Chengdu Hongqi Chain, Cl A	184,607	213,926
China Construction Bank, Cl H	1,354,000	937,856
China Life Insurance, Cl H	259,000	564,482
China Mobile	134,500	821,398
China Resources Gas Group	58,000	251,701
China Resources Land	172,000	705,298
CSPC Pharmaceutical Group	584,320	620,927
Daqo New Energy ADR *	2,542	464,195
Hengli Petrochemical, Cl A (a)	150,004	433,129
JD.com ADR *	9,610	783,407
JD.com, Cl A *	20,512	832,415

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
CHINA (continued)
Li Ning	82,000	$426,712
NetEase	55,500	970,741
Ningbo Orient Wires & Cables, Cl A	109,050	356,738
Ping An Insurance Group of China, Cl H	135,000	1,392,634
Sany Heavy Industry, Cl A	150,055	583,150
Sun Art Retail Group	269,000	291,793
Tencent Holdings	71,900	5,476,627
Tencent Music Entertainment Group ADR *	24,029	357,551
Want Want China Holdings	596,000	395,235
Weichai Power, Cl H	345,000	656,214
Wuliangye Yibin, Cl A (b)	18,300	666,860
Xinyi Solar Holdings	208,000	383,487
Yum China Holdings	8,590	464,758
Yum China Holdings	6,091	324,224

		26,018,613

DENMARK — 0.9%
Carlsberg, Cl B	3,875	490,413

HONG KONG — 4.0%
AIA Group	114,800	1,089,602
Techtronic Industries	54,500	732,586
WH Group	606,500	478,657

		2,300,845

HUNGARY — 0.8%
MOL Hungarian Oil & Gas *	40,248	195,949
Richter Gedeon Nyrt	12,432	253,379

		449,328

INDIA — 5.7%
Bharat Electronics	275,367	323,343
Dr Reddy’s Laboratories	1,127	74,356
HDFC Bank *	38,314	612,741
Hero MotoCorp	12,203	460,838
Infosys ADR	66,231	945,116
ITC	96,392	215,235
Tech Mahindra	53,616	588,133

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

INDIA (continued)
		$3,219,762

MALAYSIA — 0.0%
Genting	11,800	8,470

MEXICO — 3.6%
Grupo Aeroportuario del Sureste ADR *	2,847	328,401
Grupo Mexico	228,130	648,446
Ternium ADR *(c)	16,995	340,240
Wal-Mart de Mexico	311,789	752,602

		2,069,689

RUSSIA — 3.3%
LUKOIL PJSC ADR	10,972	562,020
MMC Norilsk Nickel PJSC ADR	5,729	136,225
Polymetal International (c)	36,328	770,920
X5 Retail Group GDR	11,783	414,085

		1,883,250

SOUTH AFRICA — 3.0%
Anglo American (c)	29,497	691,275
Bidcorp	29,361	402,275
FirstRand	98,674	229,632
Netcare	305,400	243,961
Old Mutual	275,110	159,281

		1,726,424

SOUTH KOREA — 12.1%
Fila Holdings	14,103	477,149
Hana Financial Group	22,848	615,035
Kakao	1,611	468,307
LG	9,605	571,989
LG Electronics	6,086	452,091
Orion	2,832	271,154
Samsung Electronics	76,007	3,821,547
Samsung Life Insurance	3,849	215,528

		6,892,800

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

TAIWAN — 13.9%
Accton Technology	52,000	$378,437
Delta Electronics	91,000	605,487
MediaTek	50,000	1,186,073
Novatek Microelectronics	54,000	502,637
Taiwan Semiconductor Manufacturing	321,000	4,819,950
Yageo	31,000	387,729

		7,880,313

THAILAND — 0.7%
Advanced Info Service	67,800	375,530

TURKEY — 1.1%
Haci Omer Sabanci Holding	292,802	288,426
Migros Ticaret *	35,415	158,753
TAV Havalimanlari Holding	117,719	194,627

		641,806

UNITED ARAB EMIRATES — 0.6%
Aldar Properties PJSC	399,915	297,238
Emaar Properties PJSC *	48,708	35,369

		332,607

Total Common Stock (Cost $48,609,923)		56,138,423

Total Investments— 98.7% (Cost $48,609,923)		$56,138,423

Percentages are based on Net Assets of $56,877,019.

*	Non-income producing security.
(a)	Security is traded on the Shanghai-Hong Kong Stock Connect
(b)	Security is traded on the Shenzhen-Hong Kong Stock Connect
(c)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2020

ADR	American Depositary Receipt
Cl	Class
GDR	Global Depositary Receipt

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$1,848,573	$—	$—	$1,848,573
China	1,929,377	24,089,236	—	26,018,613
Denmark	—	490,413	—	490,413
Hong Kong	—	2,300,845	—	2,300,845
Hungary	—	449,328	—	449,328
India	945,116	2,274,646	—	3,219,762
Malaysia	—	8,470	—	8,470
Mexico	2,069,689	—	—	2,069,689
Russia	—	1,883,250	—	1,883,250
South Africa	—	1,726,424	—	1,726,424
South Korea	—	6,892,800	—	6,892,800
Taiwan	—	7,880,313	—	7,880,313
Thailand	—	375,530	—	375,530
Turkey	—	641,806	—	641,806
United Arab Emirates	—	332,607	—	332,607

Total Investments in Securities	$6,792,755	$49,345,668	$—	$56,138,423

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Ninety One Global Franchise Fund	Ninety One Emerging Markets Equity Fund
Assets:
Investments, at Value (Cost $84,019,993 and $48,609,923)	$94,461,492	$56,138,423
Foreign Currency, at Value (Cost $10,529 and $45,850)	10,375	46,169
Cash	5,853,096	375,099
Receivable for Capital Shares Sold	170,903	551
Reclaim Receivable	87,961	7,341
Receivable for Investments Sold	35,766	361,524
Dividend and Interest Receivable	29,387	45,657
Unrealized Gain on Foreign Spot Currency Contracts	18	15
Prepaid Expenses	12,730	10,525

Total Assets	100,661,728	56,985,304

Liabilities:
Payable due to Investment Adviser	43,805	17,469
Audit Fees Payable	25,610	25,610
Printing Fees Payable	16,157	8,921
Transfer Agent Fees Payable	15,488	11,907
Payable due to Administrator	11,858	10,164
Custody Fees Payable	4,143	22,964
Payable due to Trustees	3,956	2,184
Payable for Capital Shares Redeemed	1,965	271
Chief Compliance Officer Fees Payable	1,926	1,063
Distribution Fees Payable - A Shares	895	3
Other Accrued Expenses	12,352	7,729

Total Liabilities	138,155	108,285

Net Assets	$100,523,573	$56,877,019

NET ASSETS CONSIST OF:
Paid-in Capital	$90,795,509	$51,892,158
Total Distributable Earnings	9,728,064	4,984,861

Net Assets	$100,523,573	$56,877,019

I Shares:
Net Assets	$96,257,712	$56,863,239
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	7,794,111	5,172,946

Net Asset Value, Offering and Redemption Price Per Share	$12.35	$10.99

A Shares:
Net Assets	$4,265,861	$13,780
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	346,521	1,256

Net Asset Value, Offering and Redemption Price Per Share	$12.31	$10.97

Maximum Offering Price Per Share ($12.31/94.25%, $10.97/94.25%)	$13.06	$11.64

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE YEAR ENDED OCTOBER 31, 2020

STATEMENTS OF OPERATIONS
	Ninety One Global Franchise Fund	Ninety One Emerging Markets Equity Fund
Investment Income:
Dividends	$1,314,349	$1,291,547
Less: Foreign Taxes Withheld	(51,903)	(121,166)

Total Investment Income	1,262,446	1,170,381

Expenses:
Investment Advisory Fees	654,405	338,645
Administration Fees - Note 4	138,032	119,453
Trustees’ Fees	14,859	7,550
Distribution Fees - A Shares	10,756	31
Chief Compliance Officer Fees	5,751	3,453
Transfer Agent Fees	88,535	70,326
Registration and Filing Fees	43,574	34,533
Legal Fees	38,776	19,883
Printing Fees	36,453	10,885
Audit Fees	25,527	25,527
Custodian Fees	11,427	76,349
Other Expenses	23,473	36,438

Total Expenses	1,091,568	743,073

Less:
Investment Advisory Fees Waiver	(339,062)	(338,645)
Reimbursement from Adviser	–	(20,501)
Fees Paid Indirectly — Note 4	(83)	(94)

Net Expenses	752,423	383,833

Net Investment Income	510,023	786,548

Net Realized Gain (Loss) on:
Investments	(1,112,297)	(2,305,861)
Foreign Currency Transactions	2,079	(20,656)

Net Realized Loss	(1,110,218)	(2,326,517)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,290,167	5,258,630
Foreign Currency Transactions	5,643	(73)

Net Change in Unrealized Appreciation (Depreciation)	4,295,810	5,258,557

Net Realized and Net Change in Unrealized Gain on Investments and Foreign Currency Transactions	3,185,592	2,932,040

Net Increase in Net Assets Resulting from Operations	$3,695,615	$3,718,588

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$510,023	$370,878
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,110,218)	333,360
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	4,295,810	6,010,878

Net Increase in Net Assets Resulting From Operations	3,695,615	6,715,116

Distributions:
I Shares	(596,522)	(272,758)
A Shares	(30,693)	(4,219)

Total Distributions	(627,215)	(276,977)

Capital Share Transactions:
I Shares:
Issued	45,596,827	25,833,954
Reinvestment of Distributions	596,522	272,764
Redeemed	(13,622,852)	(4,926,989)

Increase from I Shares Capital Share Transactions	32,570,497	21,179,729

A Shares:
Issued	1,435,048	3,992,641
Reinvestment of Distributions	30,693	4,213
Redeemed	(839,580)	(1,234,927)

Increase from A Shares Capital Share Transactions	626,161	2,761,927

Net Increase in Net Assets From Capital Share Transactions	33,196,658	23,941,656

Total Increase in Net Assets	36,265,058	30,379,795

Net Assets:
Beginning of Year	64,258,515	33,878,720

End of Year	$100,523,573	$64,258,515

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Year Ended October 31, 2020	Year Ended October 31, 2019
Shares Transactions:
I Shares:
Issued	3,713,903	2,336,121
Reinvestment of Distributions	48,748	28,443
Redeemed	(1,181,310)	(436,588)

Increase in Shares Outstanding from I Shares Transactions	2,581,341	1,927,976

A Shares:
Issued	117,723	362,817
Reinvestment of Distributions	2,513	439
Redeemed	(67,968)	(108,040)

Increase in Shares Outstanding from A Shares Transactions	52,268	255,216

Net Increase in Shares Outstanding From Share Transactions	2,633,609	2,183,192

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2020	Period Ended October 31, 2019 *
Operations:
Net Investment Income	$786,548	$1,293,714
Net Realized Loss on Investments and Foreign Currency Transactions	(2,326,517)	(959,765)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	5,258,557	2,270,506

Net Increase in Net Assets Resulting From Operations	3,718,588	2,604,455

Distributions:
I Shares	(1,286,146)	(52,053)
A Shares	(294)	(13)

Total Distributions	(1,286,440)	(52,066)

Capital Share Transactions:
I Shares:
Issued	24,358,667	48,106,676
Reinvestment of Distributions	1,286,146	52,053
Redeemed	(16,186,690)	(5,737,205)

Increase from I Shares Capital Share Transactions	9,458,123	42,421,524

A Shares:
Issued	2,272	13,506
Reinvestment of Distributions	294	13
Redeemed	(99)	(3,151)

Increase from A Shares Capital Share Transactions	2,467	10,368

Net Increase in Net Assets From Capital Share Transactions	9,460,590	42,431,892

Total Increase in Net Assets	11,892,738	44,984,281

Net Assets:
Beginning of Year or Period	44,984,281	–

End of Year or Period	$56,877,019	$44,984,281

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Year Ended October 31, 2020	Period Ended October 31, 2019 *
Shares Transactions:
I Shares:
Issued	2,362,276	4,741,041
Reinvestment of Distributions	114,020	5,450
Redeemed	(1,498,010)	(551,831)

Increase in Shares Outstanding from I Shares Transactions	978,286	4,194,660

A Shares:
Issued	199	1,327
Reinvestment of Distributions	26	1
Redeemed	(9)	(288)

Increase in Shares Outstanding from A Shares Transactions	216	1,040

Net Increase in Shares Outstanding From Share Transactions	978,502	4,195,700

* Commenced operations on November 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding

		I Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$11.67	$10.19	$10.00

Income from Investment Operations:

Net Investment Income*	0.07	0.09	0.08
Net Realized and Unrealized Gain	0.72	1.47	0.12

Total from Investment Operations	0.79	1.56	0.20

Dividends and Distributions:
Net Investment Income	(0.07)	(0.08)	(0.01)
Capital Gains	(0.04)	—	—

Total Dividends and Distributions	(0.11)	(0.08)	(0.01)

Net Asset Value, End of Year or Period	$12.35	$11.67	$10.19

Total Return†	6.77%	15.45%	1.98%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$96,258	$60,832	$33,481
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.24%	1.56%	2.10%††
Ratio of Net Investment Income to Average Net Assets	0.60%	0.79%	0.93%††
Portfolio Turnover Rate	9%	7%	9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on December 11, 2017.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding

		A Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$11.64	$10.19	$10.76

Income (Loss) from Investment Operations:

Net Investment Income (Loss)*	0.05	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	0.71	1.47	(0.56)

Total from Investment Operations	0.76	1.52	(0.57)

Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	—
Capital Gains	(0.04)	—	—

Total Dividends and Distributions	(0.09)	(0.07)	—

Net Asset Value, End of Year or Period	$12.31	$11.64	$10.19

Total Return†	6.54%	15.10%	(5.30)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$4,266	$3,427	$398
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.15%††(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.49%	1.78%	3.35%††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.48%	(1.00)%††
Portfolio Turnover Rate	9%	7%	9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	Ratio reflects the impact of low level of average net assets. Under normal asset levels, ratio would have been 1.10%.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios
For a Share Outstanding

		I Shares

	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.18	0.32
Net Realized and Unrealized Gain	0.40	0.42

Total from Investment Operations	0.58	0.74

Dividends and Distributions:
Net Investment Income	(0.31)	(0.02)

Total Dividends and Distributions	(0.31)	(0.02)

Net Asset Value, End of Year or Period	$10.99	$10.72

Total Return†	5.32%	7.37%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$56,863	$44,973
Ratio of Expenses to Average Net Assets	0.85%	0.85	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.65%	1.99	%††
Ratio of Net Investment Income to Average Net Assets	1.74%	3.31	%††
Portfolio Turnover Rate	55%	62%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on November 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding

		A Shares
	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$10.70	$10.00

Income from Investment Operations:

Net Investment Income*	0.16	0.28
Net Realized and Unrealized Gain	0.39	0.43

Total from Investment Operations	0.55	0.71

Dividends and Distributions:
Net Investment Income	(0.28)	(0.01)

Total Dividends and Distributions	(0.28)	(0.01)

Net Asset Value, End of Year or Period	$10.97	$10.70

Total Return†	5.09%	7.14%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$14	$11
Ratio of Expenses to Average Net Assets	1.10%	1.10%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.92%	2.24%	††
Ratio of Net Investment Income to Average Net Assets	1.54%	2.94%	††
Portfolio Turnover Rate	55%	62%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on November 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the Ninety One Global Franchise Fund and Ninety One Emerging Markets Equity Fund (individually, the “Fund” or collectively, the “Funds”). The investment objectives of the Funds are to seek long-term capital growth. The Funds are classified as a non-diversified investment company. Ninety One North America, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Ninety One Global Franchise Fund commenced operations on December 11, 2017, and currently offers Class I Shares (effective as of December 11, 2017) and Class A Shares (effective as of September 28, 2018). The Ninety One Emerging Markets Equity Fund commenced operations on November 28, 2018, and currently offers Class I Shares and Class A Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each of the funds are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Funds Services (the “Administrator”) and can request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair valuation methodology.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividends if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and net change in unrealized gain and loss on investments on the Statement of Operations. Net realized and net change in unrealized gain and loss on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies,

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2020, the Funds paid $138,032 and $119,453 for the Ninety One Global Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to A Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares as compensation for distribution and shareholder services. For the year ended October 31, 2020, the Funds paid $10,756 and $31 for the Ninety One Global Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2020, the Funds earned cash management credits of $83 and $94 for the Ninety One Global Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.75% of the Ninety One Global Franchise Fund’s average daily net assets and 0.75% of the Ninety One Emerging Markets Equity Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 0.85% of the average daily net assets of the Funds’ I Shares and A Shares until February 28, 2021 (the “Expense Limitation”). Refer to investment advisory fees waiver and reimbursement from Adviser on the Statement of Operations for fees waived for the year ended October 31, 2020. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

As of October 31, 2020, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, are as follows:

Fund	Expiring 2021	Expiring 2022	Expiring 2023	Total
Ninety One Global Franchise Fund	$301,042	$338,440	$339,062	$978,544
Ninety One Emerging Markets Equity Fund	N/A	445,641	359,146	804,787

6. Investment Transactions:

For the year ended October 31, 2020, the Ninety One Global Franchise Fund made purchases of $40,138,565 and sales of $7,000,431 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the year ended October 31, 2020, the Ninety One Emerging Markets Equity Fund made purchases of $33,775,620 and sales of $24,391,157 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. There were no permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020.

The tax character of dividends and distributions declared during the last two fiscal periods was as follows:

Ninety One Global Franchise Fund

	Ordinary Income	Long-Term Capital Gain	Total
2020	$413,666	$213,549	$627,215
2019	276,977	—	276,977

Ninety One Emerging Markets Equity Fund

	Ordinary Income	Long-Term Capital Gain	Total
2020	$1,286,440	$—	$1,286,440
2019	52,066	—	52,066

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ninety One Global Franchise Fund

Undistributed Ordinary Income	$393,150
Capital Loss Carryforwards	(1,112,297)
Unrealized Appreciation	10,447,211

Total Distributable Earnings	$9,728,064

Ninety One Emerging Markets Equity Fund

Undistributed Ordinary Income	$632,358
Capital Loss Carryforwards	(3,041,646)
Unrealized Appreciation	7,394,153
Other Temporary Differences	(4)

Total Distributable Earnings	$4,984,861

Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

The Funds have capital losses carried forward as follows:

Short-Term Loss	Long-Term Loss	Total
Ninety One Global Franchise Fund

$564,784	$547,513	$1,112,297
Ninety One Emerging Markets Equity Fund

1,909,570	1,132,076	3,041,646

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Ninety One Global Franchise Fund
$84,020,011	$13,579,127	$(3,131,916)	$10,447,211
Ninety One Emerging Markets Equity Fund
48,744,834	11,242,310	(3,848,157)	7,394,153

8 . Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Active Management Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Since each Fund purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Common stock is generally subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Preferred Stock Risk (Emerging Markets Equity Fund) – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

Small- and Mid-Capitalization Company Risk (Emerging Markets Equity Fund) – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk (Emerging Markets Equity Fund & Global Franchise Fund) – The large-capitalization companies in which the Funds may invest may lag the performance of smaller capitalization companies because large -capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

ETF Risk (Emerging Markets Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Foreign Company Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Investing in foreign companies, including direct investments and investments through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. While Depositary Receipts provide an

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk (Emerging Markets Equity Fund & Global Franchise Fund) – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of a Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Depositary Receipts Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based.

Geographic Focus Risk (Emerging Markets Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risk of Investing in China (Emerging Markets Equity Fund) – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions, as well as policy changes in China and the surrounding Asian countries. A relatively small number of Chinese

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

Stock Connect Investing Risk (Emerging Markets Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Liquidity Risk (Emerging Markets Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Non-Diversification Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Market Risk (Emerging Markets Equity Fund & Global Franchise Fund) – Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. The spread of COVID-19 around the world during 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, the Trust is unable to determine if it will have a material impact to its operations.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

9. Other:

At October 31, 2020, 87.83% of I Shares outstanding were held by three record shareholders and 41.47% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Franchise Fund.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

At October 31, 2020, 64.70% of I Shares outstanding were held by two record shareholders and 99.95% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Emerging Markets Equity Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10 . New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Ninety One Global Franchise Fund (previously Investec Global Franchise Fund) and Ninety One Emerging Markets Equity Fund (previously Investec Emerging Markets Equity Fund)

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, of Ninety One Global Franchise Fund (previously Investec Global Franchise Fund) and Ninety One Emerging Markets Equity Fund (previously Investec Emerging Markets Equity Fund) (collectively referred to as the “Funds”) (two of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the series constituting The Advisors’ Inner Circle Fund III) at October 31, 2020, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund III	Statements of operations	Statements of changes in net assets	Financial highlights

Ninety One Global Franchise Fund (previously Investec Global Franchise Fund)	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the two years in the period ended October 31, 2020 and the period from December 11, 2017 (commencement of operations) through October 31, 2018

Ninety One Emerging Markets Equity Fund (previously Investec Emerging Markets Equity Fund)	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period from November 28, 2018 (commencement of operations) through October 31, 2019	For the year ended October 31, 2020 and the period from November 28, 2018 (commencement of operations) through October 31, 2019

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ninety One North America, Inc. (previously Investec Asset Management North America, Inc.) investment companies since 2017.

Philadelphia, Pennsylvania

December 29, 2020

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2020 to October 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Ninety One Global Franchise Fund — I Shares
Actual Fund Return	$1,000.00	$1,056.50	0.85%	$4.39

Hypothetical 5% Return	1,000.00	1,020.86	0.85	4.32
Ninety One Global Franchise Fund — A Shares
Actual Fund Return	$1,000.00	$1,054.80	1.10%	$5.68

Hypothetical 5% Return	1,000.00	1,019.61	1.10	5.58
Ninety One Emerging Markets Equity Fund — I Shares
Actual Fund Return	$1,000.00	$1,206.40	0.85%	$4.71

Hypothetical 5% Return	1,000.00	1,020.86	0.85	4.32
Ninety One Emerging Markets Equity Fund — A Shares
Actual Fund Return	$1,000.00	$1,205.50	1.10%	$6.10

Hypothetical 5% Return	1,000.00	1,019.61	1.10	5.58

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2, [3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3 Trustees oversee 34 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-IAM-USA1. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder SeriesTrust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) and Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

Other Directorships
Held in the Past Five Years

None.
None.
None.
None.
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on June 25, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “June Meeting”). The June Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the June Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the June Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the June Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the June Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2020, the Funds are designating the following items with regard to distributions paid during the period.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)
Ninety One Global Franchise Fund	34.05%	65.95%	100.00%	100.00%	100.00%
Ninety One Emerging Markets Equity Fund	0.00%	100.00%	100.00%	1.23%	61.64%
	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit
Ninety One Global Franchise Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Ninety One Emerging Markets Equity Fund	0.00%	0.00%	0.00%	0.00%	8.20% (7)

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary income that qualified for 20% Business Income Deduction.

(7)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2020, the total amount of foreign source income was $895,310. The total amount of foreign tax credit to be paid is $114,950. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Ninety One Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-IAM-USA1

Investment Adviser:

Ninety One North America, Inc.

65 E 55th Street, 30th floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

INV-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	None	$607,218	$530,415	None	None
(b)	Audit-Related Fees	4,000	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$505,050	None	None	$78,700
(d)	All Other Fees	None	None	$15,941	None	None	$11,800

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$76,830	None	None	$56,231	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $520,991 and $90,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the s period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 7, 2021

*	Print the name and title of each signing officer under his or her signature.